                         SECURITIES AND EXCHANGE COMMISSION
                               Washington D.C. 20549

                         -----------------------------------


                                      FORM 8-K

                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                               Securities Act of 1934


          Date of Report (Date of earliest event reported):  March 5, 1999



                               ARCADIA FINANCIAL LTD.
                            As Servicer with respect to
                    ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1998-C
                      ---------------------------------------
               (Exact name of registrant as specified in its charter)


        Delaware                  333-48141            41-1743653
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(State or other jurisdiction       (Commission              (IRS employer
     of incorporation)             file number)            identification No.)

          7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435
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                      (Address of principal executive offices)


Registrant's telephone number, including area code:      (612) 942-9880
                                                   ---------------------------


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           (Former name or former address, if changed since last report)


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Item 1.     CHANGES IN CONTROL OF REGISTRANT.

       Not applicable.

Item 2.     ACQUISTION OR DISPOSITION OF ASSETS.

       Not applicable.

Item 3.     BANKRUPTCY OR RECEIVERSHIP.

       Not applicable.

Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

       Not applicable.

Item 5.     OTHER EVENTS.

     Pursuant to the Sale and Servicing Agreement, dated as of September 1, 1998 (the "Agreement"), among Arcadia Automobile Receivables Trust, 1998-C (the "Trust") as Issuer, Arcadia Receivables Finance Corp., as Seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer, Norwest Bank National Association, as Indenture Trustee (the "Indenture Trustee"), made distributions to the Note Distribution Account for distribution to the holders of notes representing indebtedness of the Trust (the "Noteholders"), and the Indenture Trustee delivered to Noteholders statements required by Section 4.9 of the Agreement, which statements were prepared from information contained in the Servicer's Certificate delivered to the Indenture Trustee and Wilmington Trust Company, not in its individual capacity but as Owner Trustee, pursuant to Section 3.9 of the Agreement and attached hereto as Exhibit 99.1.

Item 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

       Not applicable.


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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

          (a) Financial statements of business acquired.

              Not applicable.

          (b) Pro forma financial information.

              Not applicable.

          (c) Exhibits.

              The following exhibit is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.


          Exhibit No.         Description
         -------------        --------------
          99.1                Servicer's Certificate, dated
                              March 15, 1999, delivered to the Trustee


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

March 24, 1999      ARCADIA AUTOMOBILE RECEIVABLES TRUST,
                    1998-C

                    By  ARCADIA FINANCIAL LTD.,
                          as Servicer with respect to Arcadia
                          Automobile Receivables Trust, 1998-C

                    By:  /s/ Scott R. Fjellman
                        -------------------------------------------
                          Scott R. Fjellman
                          Vice President, Securitization and
                          Investor Relations


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                               INDEX TO EXHIBITS


    Exhibit No.                                                  Page
   ------------                                                 ------
     99.1         Servicer's Certificate, dated March 15, 1999,
                  delivered to the Indenture Trustee and Owner
                  Trustee

